        As filed with the Securities and Exchange Commission on July 10, 1998
                                                         Registration No. 333-

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                              ------------------------

                                      FORM S-8

                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933
                              ------------------------



                                 Gilead Sciences, Inc.
                              ------------------------
               (Exact name of registrant as specified in its charter)

                              ------------------------

                Delaware                                 94-3047598
              -----------                     --------------------------------
     (State of Incorporation)              (I.R.S. Employer Identification No.)

                              ------------------------


                                 333 Lakeside Drive
                               Foster City, CA  94404
                              ------------------------
                      (Address of principal executive offices)

                              ------------------------

                               1991 Stock Option Plan
                            Employee Stock Purchase Plan
                              ------------------------
                             (Full title of the plans)


                                Mark L. Perry, Esq.
         Senior Vice President, Chief Financial Officer and General Counsel
                               Gilead Sciences, Inc.
                                 333 Lakeside Drive
                               Foster City, CA  94404
                                   (650) 574-3000
                    --------------------------------------------
             (Name, address, including zip code, and telephone number,
                    including area code, of agent for service)

                              ------------------------
                                     Copies to:
                              Julia L. Davidson, Esq.
                                 Cooley Godward LLP
                               Five Palo Alto Square
                                3000 El Camino Real
                                Palo Alto, CA  94306
                                   (650) 843-5000
                              ------------------------

                                                              Page 1 of _______
                                                  Exhibit Index at Page _______

                           CALCULATION OF REGISTRATION FEE

                                              PROPOSED MAXIMUM        PROPOSED MAXIMUM
    TITLE OF SECURITIES      AMOUNT TO BE     OFFERING PRICE PER      AGGREGATE OFFERING             AMOUNT OF
     TO BE REGISTERED         REGISTERED           SHARE (1)               PRICE (1)              REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------

    Stock Options and
    Common Stock (par        1,300,000        $25.50                  $33,150,000                  $9,779.25
      value $.001)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


  (1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the closing sales price of Registrant's Common Stock on July 8, 1998 as reported on the Nasdaq
       National Market.

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                      INCORPORATION BY REFERENCE OF CONTENTS OF
                  REGISTRATION STATEMENT ON FORM S-8 NO. 33-46058


               The contents of Registration Statement on Form S-8 No. 33-46058 filed with the Securities and Exchange Commission on March 3, 1992 is incorporated by reference herein.


                                      EXHIBITS

EXHIBIT
NUMBER
-------
5.1           Opinion of Cooley Godward LLP

23.1          Consent of Ernst & Young LLP

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1          Power of Attorney is contained on the signature pages

99.1*         1991 Stock Option Plan, as amended as of January 22, 1998

99.2**        Employee Stock Purchase Plan, as amended as of January 22, 1998


* Incorporated by reference to Exhibit 10.8 of the Registrant's Annual Report for the year ended December 31, 1997 on Form 10-K (file No. 0-19731).

** Incorporated by reference to Exhibit 10.7 of the Registrant's Annual Report for the year ended December 31, 1997 on Form 10-K (file No. 0-19731).

                                       SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Foster City, State of California, on July 10, 1998.

                                GILEAD SCIENCES, INC.




                                By:      /s/ John C. Martin
                                         -------------------------------------

                                Title:   PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                 POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John C. Martin and Mark L. Perry, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                                DATE



          /s/ John C. Martin                        President, Chief                     July 10, 1998
      --------------------------------              Executive Officer
           John C. Martin                           and Director


          /s/ Mark L. Perry                         Senior Vice President,               July 10, 1998
      --------------------------------              Chief Financial Officer
           Mark L. Perry                            and General Counsel


          /s/ Paul Berg                             Director                             July 10, 1998
      --------------------------------
           Paul Berg


          /s/ Etienne Davignon                      Director                             July 10, 1998
      --------------------------------
           Etienne F. Davignon


          /s/ James M. Denny, Sr.                   Director                             July 10, 1998
      --------------------------------
          James M. Denny, Sr.


          /s/ George P. Shultz                      Director                             July 10, 1998
      --------------------------------
          George P. Shultz

                                       3


                                   EXHIBIT INDEX

        EXHIBIT
        NUMBER          DESCRIPTION                                                               SEQUENTIAL PAGE NUMBER
        5.1             Opinion of Cooley Godward LLP

        23.1            Consent of Ernst & Young LLP

        23.2            Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
                        Registration Statement

        24.1            Power of Attorney is contained on the signature pages.

        99.1*           1991 Stock Option Plan, as amended as of January 22, 1998

        99.2**          Employee Stock Purchase Plan, as amended as of January 22, 1998



* Incorporated by reference to Exhibit 10.8 of the Registrant's Annual Report for the year ended December 31, 1997 on Form 10-K (file No. 0-19731).

** Incorporated by reference to Exhibit 10.7 of the Registrant's Annual Report for the year ended December 31, 1997 on Form 10-K (file No. 0-19731).

                                       4